UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2025

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AvalonBay Communities, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 21, 2025. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. At the meeting, holders of the Company’s stock were asked (1) to elect eleven directors to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to cast a non-binding, advisory vote upon the compensation of executive officers of the Company, as described in the Company’s proxy statement, and (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.

Nominee:	For	Against	Abstain	Broker Non-votes
Glyn F. Aeppel	124,645,399	3,364,532	422,888	4,581,333
Terry S. Brown	123,911,325	4,080,809	440,685	4,581,333
Ronald L. Havner, Jr.	127,572,216	502,443	358,160	4,581,333
Stephen P. Hills	128,014,089	59,758	358,972	4,581,333
Christopher B. Howard	124,662,492	3,265,880	504,447	4,581,333
Richard J. Lieb	125,562,763	2,511,935	358,121	4,581,333
Nnenna Lynch	127,946,924	127,682	358,213	4,581,333
Charles E. Mueller, Jr.	127,304,831	769,642	358,346	4,581,333
Timothy J. Naughton	123,634,440	4,413,482	384,897	4,581,333
Benjamin W. Schall	127,762,892	311,381	358,546	4,581,333
Susan Swanezy	120,711,295	7,362,827	358,697	4,581,333

Proposal 2

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 121,084,118 votes were cast in favor of approval of such compensation, 6,909,826 votes were cast against, and there were 438,875 abstentions. There were 4,581,333 broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2025. 125,075,242 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 7,920,711 votes were cast against, and there were 18,199 abstentions. There were no broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: May 22, 2025	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer